Summary Prospectus Supplement	March 21, 2017

Putnam International Capital Opportunities Fund
Summary Prospectus dated December 30, 2016

Effective March 31, 2017, the section Your fund's management is replaced in its entirety with the following:

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Karan Sodhi, Portfolio Manager, portfolio manager of the fund since 2017

Spencer Morgan, Portfolio Manager, Analyst, portfolio manager of the fund since 2017

Andrew Yoon, Portfolio Manager, Analyst, portfolio manager of the fund since 2017

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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